Reg. No. 2-11318

                                         SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D. C. 20549

                                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /   X    /

         Pre-Effective Amendment No.
                                                            /        /


         Post-Effective Amendment No. 66
                                                            /   X    /

                                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
         COMPANY ACT OF 1940
                                                           /        /

         Amendment No.  19
                                                           /   X    /

                                          (Check appropriate box or boxes.)

                        Northeast Investors Trust
(Exact Name of Registrant as Specified in Charter)

        50 Congress Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code (617) 523-3588

Ernest E. Monrad, Trustee           Thomas J. Kelly
Northeast Investors Trust           Mintz, Levin, Cohn, Ferris,
50 Congress Street                          Glovsky and Popeo, P.C.
Boston, Massachusetts 02109                 One Financial Center
                           Boston, Massachusetts 02111


(Name and Address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box)
         immediately upon filing pursuant to paragraph (b)
 X       on February 1, 1997 pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a) on (date) pursuant to paragraph (a) of rule 485

                           Registrant has a declaration in effect pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed a Rule 24f-2 Notice on November 12, 1996.

                                             NORTHEAST INVESTORS TRUST

                                                Cross Reference Sheet

Item No. of Form N-1A                       Location in Prospectus

1                                           Front Cover
2(a)                                        Fee Table
2(b)-(c)                                    Not Applicable
3(a)                                        Financial Highlights
3(b)                                        Bank Loans
4(a)(i)                                     The Trust
4(a)(ii), (b) and (c)                       Investment Objectives and
                                            Policies
5(a)                                        Management of the Trust
5(b)                                        Not Applicable
5(c)                                        Management of the Trust
5(d)                                        Not Applicable
5(e)                                        Expenses
5(f)                                        Fee Table; Financial Highlights;
                                            Expenses
5(g)                                        Not Applicable
5A                                          Financial Highlights
6(a)-(e)                                    Capitalization and
                                            Shareholders' Rights
6(f) and (g)                                Dividends, Distributions &
                                            Federal Taxes
6(h)                                        Not applicable
7(a)                                        Not Applicable
7(b) and (d)                                How to Purchase Trust Shares
7(c)                                        Investment Plans
7(e) and (f)                                Not applicable
8                                           Redemption of Shares
9                                           Not Applicable

                                              NORTHEAST INVESTORS TRUST
                                                 50 Congress Street
                                             Boston, Massachusetts 02109
                                                   (800) 225-6704
                                                   (617) 523-3588

                                            SHARES OF BENEFICIAL INTEREST

                                                     PROSPECTUS




                                                     February 1, 1997


         The primary objective of the Trust is the production of income. Capital appreciation is a secondary objective of the Trust, the achievement of which must be compatible with the primary objective.

         The Trust  may,  from time to time,  use the  investment  technique  of
leverage.   Such  speculative   activity  may  involve  greater  risks  and  the
possibility of greater costs. See page _8.


         The Trust's investment in lower rated debt securities involves greater risk, including default risks, than investments in lower yielding, higher rated securities. See page 7.


         This Prospectus sets forth certain information about the Trust that a prospective investor should know before making an investment in the Trust. A Statement of Additional Information, dated February 1, 1997, has been filed by the Trust with the Securities and Exchange Commission and is incorporated in this Prospectus by reference. The Statement is available free of charge upon written request to the Trust at the above address. Shareholders are advised to retain this Prospectus for future reference.

                          Offered at Net Asset Value without "Sales Charge"
                                          or Commissions Payable to Anyone.

                                                  TABLE OF CONTENTS

                                                                 Page

Fee Table........................................................3
Bank Loans.......................................................4
Financial Highlights.............................................5
The Trust........................................................6
Sales Without "Sales Charge".....................................6
Investment Objectives and Policies...............................6
Management of the Trust..........................................9
Expenses.........................................................9
How to Purchase Trust Shares.....................................9
Investment Plans.................................................10
Redemption of Shares.............................................10
Dividends, Distributions & Federal Taxes.........................12
Capitalization and Shareholders' Rights..........................12
Appendix - Portfolio Composition.................................13


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AUTHORITIES NOR HAS THE COMMISSION OR ANY STATE SECURITIES AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                FEE TABLE

Shareholders Transaction Expenses

                  Sales Load Imposed
                    on Purchase                                        None
                  Deferred Sales Load
                    Imposed on Redemptions                             None
                  Sales Load Imposed on
                    Dividend Reinvestment                              None
                  Exchange Fees                                        None
                  Redemption Fee                                       None

Annual Operating Expenses (as a percentage of average net assets)


                  12b-1 Expense  . . . ................................None
                  Trustees' Compensation.............................. .53%
                  Other Expenses...................................... .13%
                                                                       ----
                  Total Operating Expenses............................ .66%
                                                                       ====

EXAMPLE

                                                        1 year        3 years        5 years         10 years
                                                        ------        -------        -------         --------

You would pay the following
 expenses on a $1,000
 investment, assuming a 5%
 annual return .............                                 $7             $21             $36            $80

         The purpose of the table is to assist in understanding the various costs and expenses that an investor in the Trust will bear. The percentage expense levels shown in the table above are based on actual expenses incurred in the fiscal year ended September 30, 1996; actual expenses in future years may vary from the amounts shown.



                                                     BANK LOANS


                                                                                      Average
                                                                    Average          Number of            Average
                                               Amount of           Amount of       Registrant's          Amount of
                                                 Debt                Debt             Shares               Debt
                                              outstanding         outstanding       outstanding          per share
                                               at end of          during the        during the          during the
Year Ended                                       year                year*             year*               year

September 30,

1987......................................     $44,156,000        $37,118,076         $25,920,383        $1.43
1988......................................      27,102,000         31,715,153          29,837,408         1.06
1989......................................      23,433,000         24,344,769          34,534,012          .71
1990......................................      36,856,000         24,645,015          32,102,975          .77
1991......................................      49,077,000         35,925,779          31,667,858         1.13
1992......................................      51,990,000         42,752,526          39,896,979         1.07
1993......................................      75,321,000         50,497,798          47,027,522         1.07
1994......................................      54,363,000         41,432,102          58,822,259          .77
1995......................................       3,552,000         32,973,723          65,574,945          .50
1996......................................               0          8,331,405          88,985,931          .09


* Monthly method (sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13).

                                                FINANCIAL HIGHLIGHTS


          The information included in the following table has been audited by Coopers & Lybrand L.L.P., Independent Auditors, for the years ended September 30, 1993 through September 30, 1996, and by other Auditors for the years ended September 30, 1987 through September 30, 1992. The report of Coopers & Lybrand L.L.P. on the financial statements and financial highlights for the year ended September 30, 1996 is included in the Statement of Additional Information.




                                                                Year Ended September 30,



Per Share Data.................   1996       1995        1994        1993      1992~     1991~      1990~    1989~  1988~   1987~
                                 ----       ----        ----        ----      -----     -----      -----    -----   -----   -----

Net asset value:
Beginning of Period............    $10.33   $10.02    $9.94     $9.50     $8.83     $8.81     $11.18     $12.16    $12.89   $13.60
                                   ------   ------    -----     -----     -----     -----     ------     ------    ------   ------

Income From Investment
   Operations:
Net investment income..........       .98     .98       .98      1.04      1.15      1.32       1.45       1.50      1.65     1.55
Net realized and unrealized
   gain (loss) on investments..       .58     .29       .09       .42       .67       .04       (2.39)     (.94)     (.44)    (.80)
                                      -----  ----      ------    ------    ------    ------     -------- -------   ------- --------
Total from investment
   operations..................      1.56    1.27      1.07      1.46      1.82      1.36       (.94)       .56      1.21      .75
Less Distributions:
   Net investment income.......      (.99)   (.96)     (.99)    (1.02)    (1.15)    (1.34)     (1.43)     (1.54)    (1.94)+  (1.46)
                                     -----   -----     -----    ------    ------    ------     ------     ------    ------   ------
Net asset value:
   End of Period...............    $10.90  $10.33    $10.02     $9.94     $9.50     $8.83      $8.81     $11.18    $12.16   $12.89
                                   ======  ======    ======     =====     =====     =====      =====     ======    ======   ======

Total return..........              15.98%  13.44%    10.96%    16.25%    21.85%    17.63%     (8.87)%     4.87%    10.62%    5.44%

Ratios & Supplemental Data
Net assets end of
   period (000's omitted)......$1,200,484 $797,559   $582,093  $474,976   $452,774  $310,667  $277,134  $385,390  $404,219 $347,841
Ratio of operating expenses
   to average net assets.......       .66%    .67%       .70%      .73%      .79%       .88%      .78%       .72%     .75%     .76%
Ratio of interest expense
   to average net assets.......       .03%    .35%       .36%      .48%      .65%      1.01%      .69%       .61%     .66%     .71%
Ratio of net investment
   income to average
   net assets..................      9.41%   9.77%      9.37%    10.53%    12.36%     15.38%    14.35%     12.68%   13.16%   11.59%
Portfolio turnover rate........     32.01%  40.58%     73.36%    75.72%    59.41%     33.77%    21.23%     33.61%   17.35%   52.03%
Average broker
  commission.....................   $0.06


+ Includes accumulated undistributed net investment income (including original issue discount) through December 31, 1987 as required under the excise tax provisions of the Tax Reform Act of 1986, estimated by the trustees to be $.42 per share.

~        Audited by other auditors.

Further information about the performance of the Trust is contained in its most recent Annual Report to Shareholders, a copy of which will be made available upon request without charge.

                                                      THE TRUST

         Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts.

                                            SALES WITHOUT "SALES CHARGE"

         The Trustees wish to offer investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense, generally known as a "sales charge", "load charge" or "12b-1 expenses". The purchase of shares of numerous other mutual funds requires the investor to pay a substantial amount for a selling commission and related expenses in excess of the amount received by the fund. It is the current policy of the Trustees that shares of the Trust be sold at net asset value, the Trust receiving the full amount paid by the investor.

         Brokers or dealers may accept purchase and sell orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase shares without such additional charge by acquiring them directly from the Trust.

                                         INVESTMENT OBJECTIVES AND POLICIES

         The purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective. Under the Declaration of Trust, a change in this investment objective would require the affirmative vote of two-thirds of the outstanding shares of the Trust. The Trust will make limited use of the leverage principle. See "Leverage" below.


         It is the intention of the Trustees to invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potentialities for capital appreciation. This would include bonds, preferred stocks, dividend paying common stocks, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions, and the Trustees may, when in their opinion capital appreciation is not compatible with the production of income, emphasize fixed income investments for protracted periods of time if they deem it advisable, even to the extent that the total holdings of the Trust may consist of bonds or other debt securities, preferred stocks and cash. Since 1970 the Trust has taken such a position and more than 80% of its assets have been held in bonds or other debt securities, preferred stocks and cash, although in the most recent fiscal years the Trust's holdings of common stocks have been greater than in prior fiscal years. As of September 30, 1996, approximately 80.8% of the Trust's net assets were invested in fixed income securities.


         It is the further policy of the Trust that the Trustees not purchase any security if upon such purchase 25% or more of the value of the Trust's assets would be invested in securities of issuers in any one industry. However, when securities of a given industry come to constitute more than 25% of the value of the Trust's assets by reason of changes in value of either the concentrated securities or other securities, the excess need not be sold. If, as a result of changed circumstances in the future, these policies with respect to industry concentration become in the judgment of the Trustees less likely to achieve the Trust's primary income objective, any proposed change in such policies will be submitted to the shareholders.

         Although the Trust's investment in a diversified portfolio of securities reduces the risk inherent in the ownership of a single security, it cannot eliminate the risk or protect a shareholder of the Trust against fluctuations in the market valuation of one's shares. The prices of fixed income securities are normally quite sensitive to general interest rate trends and usually vary inversely thereto. There can be no assurance that the Trust will in fact achieve its objectives.

Risk of Lower Rated Debt Securities

         The Trust does not impose any particular rating standards which the Trustees must utilize in making investment decisions. As a result, the Trust's portfolio has, since it began making major commitments to fixed income securities in the mid 1960s, generally included debt securities which are not rated as investment grade by either of the two principal rating services. The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio.

         Higher yielding and unrated or lower rated debt securities (commonly referred to as "junk bonds") may be subject to greater market volatility and can present speculative features with respect to debt service coverage by the issuer, marketability and liquidity of the investment under adverse market conditions, and risk of loss of principal due to issuer default to a greater degree than lower yielding, highly rated securities. Bonds which are not rated as investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession which causes a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

         Investors should consider the relative risks of investing in these types of securities, which are generally not meant for short-term investments. See the Appendix for further information concerning the Trust's investment portfolio.

Leverage

         In order to raise additional funds for investment the Trust may borrow money from banks. Such borrowing will normally not be continued over a protracted period when short term interest rates exceed the yield available from longer term securities. The Trustees intend to use the proceeds of any such borrowings to purchase debt securities yielding more than the interest rate on the borrowing. Moreover, the ability to borrow permits the Trustees to minimize uninvested cash and to fund redemptions without liquidating portfolio securities. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of the Trust shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their cost to the Trust, the net asset value of the Trust will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage".

         The Declaration of Trust permits the borrowing of money from banks for the purposes of the Trust if, in the opinion of the Trustees, such borrowing may be advantageously made to increase the earning power of the Trust, but only up to 25% of the gross assets of the Trust taken at cost at the time the borrowings are made. The Trustees may also temporarily borrow from banks for extraordinary or emergency purposes but only to an amount that the aggregate of all bank borrowings of the Trust shall not exceed 30% of the gross assets of the Trust taken at cost at the time the borrowings are made.


         The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Trustees may vary the amount of borrowings from time to time, within the authorized limits, as they deem advisable, including having no borrowings at all. The outstanding borrowings by the Trust as of September 30 for the years 1987-1996 are set forth on page 4.

                                               MANAGEMENT OF THE TRUST

         The Trustees of the Trust have been elected by the shareholders or appointed by the Trustees to fill a vacancy. They have full powers as to the investment of the assets of the Trust, subject to the restrictions and limitations imposed by the Declaration of Trust. The Trust has no investment adviser or management contract.

         The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and as its Chairman since 1969. Bruce H. Monrad has been associated with the Trust since July, 1989 and was appointed a Trustee in May, 1993.

                                                      EXPENSES

         Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, no compensation is paid by the Trust to any person other than in the ordinary course of business. In addition to the services furnished to the Trust by the Trustees, there are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders and pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

                                            HOW TO PURCHASE TRUST SHARES

         As indicated on page 6 under "Sales Without Sales Charge", shares are sold by the Trust directly to investors at net asset value with no sales charge or premium added to the price paid by the purchaser. Applications for the purchase of shares will be received on any full business day at the office of the Trust, 50 Congress Street, Boston, Massachusetts 02109. An initial investment of at least $1,000 is required. There is no minimum for subsequent investments either by mail or telephone; there is a maximum for telephone investments of $100,000.

         Investors in the Trust may arrange to make investments on a regular basis under the Trust's automatic investment plan through regular deductions (minimum $50) from their bank account.

         The public offering price to investors whose applications are received before the close of the New York Stock Exchange on a day the Exchange is open is the net asset value determined as of the close of the Exchange on that day. Net asset value is determined on the basis of the market value of the Trust's assets. If an application is received after the close of the Exchange or on a day the Exchange is not open, the applicable net asset value will be that determined at the close of the Exchange on the next day on which it is open. In any event, the price of shares is based upon the next calculation of net asset value after an order is placed. The sale of shares will be suspended during any period when the right of redemption is suspended.

                                                  INVESTMENT PLANS

         The Trust offers shareholders open accounts and a cumulative investment plan, as well as tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, which may include a 401(k) savings feature, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Trust at the address shown on the cover of this Prospectus.

                                                REDEMPTION OF SHARES

         The Trust provides a market for its shares. The Declaration of Trust provides in substance that the shareholders shall be entitled ordinarily to sell, and the Trust shall be required to buy, shares at net asset value thereof, less any liquidating charge that may be imposed by the Trustees in their discretion, which charge, if imposed shall be at a rate determined by the Trustees not exceeding 1% of such net asset value. It has been the policy of the Trustees since the inception of the Trust not to charge such a liquidating fee so that shareholders may redeem their shares at the full net asset value thereof. This policy can be changed by the Trustees without notice to the shareholders.


         For such purpose the shares must be surrendered to the Trustees at the office of the Trust, properly endorsed for transfer. For redemptions in excess of $5,000 the shareholder's signature(s) must be guaranteed by a U.S. commercial bank or trust company or a member firm of a recognized stock exchange or other authorized guarantor institution, and in the case of fiduciary, partnership and corporate holdings, evidence of authority to sell, together with a request that the Trustees purchase the same and pay the shareholder for the shares so surrendered. A stock power, with the shareholder's signature(s) similarly guaranteed, should be used to redeem shares for which a certificate has not been issued. In either case, a notary public is not an acceptable guarantor. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Redemption requests cannot be honored until all documentation has been received in proper order. Signature guarantees are required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past three months. When payment for shares has been made by check redemption requests will be processed only after ten business days from the date of the payment.


         Payment to the shareholder must ordinarily be made within seven calendar days after the shares together with instructions are properly deposited. The Trustees reserve the right to deliver assets in whole or in part in kind in lieu of cash. The Trustees have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, pursuant to which the Trustees are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

         Shares received by the Trust for redemption at or before the close of the New York Stock Exchange on a day on which the Exchange is open will be redeemed on the basis of the net asset value determined as of the close of the Exchange that day; if the day of deposit is not such a day or if the deposit is made after the close of the Exchange on such a day, the redemption price will be based on the net asset value determined as of the close of the Exchange on the next day on which it is open.

         Shareholders who are investors in a tax-advantaged retirement plan should consider specific taxpayer restrictions, penalties, and procedures that may be associated with redemptions from their retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is the shareholder's responsibility. Penalties, if any, apply to redemptions from the plan, not to redemptions from the Trust and are governed by federal tax law alone.

         Telephone redemptions are not permitted (unless confirmed in writing on the same day), except that telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted. Existing shareholders may also make additional investments by telephone. No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification prior to acting on telephone instructions, to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions, but otherwise will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

                                      DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         The Trust has paid dividends in each quarter since its organization. Payments from net investment income are generally made around the end of February, May, August and November. It is the Trust's policy to distribute net realized capital gains on sales of investments (less any available capital loss carry forward) and such distributions, if any, would be made between October 31 and December 31. No such capital gain distribution has been made since 1968.

         The holders of shares are entitled to receive, annually, or more often, dividends in an amount equal approximately to the net income of the Trust (defined in the Declaration of Trust as the gross earnings less the expenses of the Trust) and such other dividends as the Trustees may declare. As the net income fluctuates from year to year, no fixed dividend can be promised.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Trust to distribute all of its net investment income and net realized gains for each year in dividends and capital gain distributions which will be taxable for federal income tax purposes to the shareholders of the Trust, other than shareholders exempt from federal income tax. In such event, the Trust itself will not be subject to federal income tax on its net investment income and net realized gains. The Trust will inform its shareholders each year of the amount and nature of the income and gains it distributes to them. Shareholders may be proportionately liable for taxes on income and gains of the Trust, but shareholders who are not subject to federal tax on their income will not be required to pay such tax on amounts distributed to them by the Trust. Dividends and capital gain distributions may also be subject to state and local taxes.

                                       CAPITALIZATION AND SHAREHOLDERS' RIGHTS

         The capitalization of the Trust consists solely of an unlimited authorized number of full and fractional shares of beneficial interest, all shares having equal rights pro rata in voting, dividends, assets, and liquidation. Voting rights include the election of Trustees, amendment of the Declaration of Trust and amendment of the Custodian Agreement. The Trust is wholly owned by the shareholders after deducting liabilities in the form of current liabilities and bank loans which, from time to time, may be outstanding. There are no options outstanding or intended to be created. All shares of beneficial interest are of $1 par value, validly issued, fully paid and nonassessable, are transferable and have no fixed dividend rate. Each shareholder is entitled to receive from the Trust semi-annually a report containing financial statements and a list of the Trust's investments as of a reasonably current date.

         Any inquiries by shareholders may be made in writing, addressed to the Trust at the address shown on the cover of this Prospectus.

APPENDIX-PORTFOLIO COMPOSITION


The table below reflects the composition by quality rating of the investment portfolio of the Trust on a month-end weighted average basis for the fiscal year ended September 30, 1996. The table reflects the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. As noted under "Investment Objectives and Policies-Risk of Lower Rated Debt Securities" the Trust does not impose particular rating standards which the Trustees must utilize in making investment decisions. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.


S&P Rating                                        Portfolio
Category                                          Composition

Unrated. . . . . . ......................             22.78%
AAA......................................             -
AA.......................................             -
A........................................             -
BBB......................................              1.01%
BB.......................................              9.18%
B........................................             53.13%
CCC......................................              9.42%
CC,C,D...................................              4.48%


Set forth below is a description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                                     DESCRIPTION OF S&P CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                                  NORTHEAST INVESTORS TRUST
                                                     50 Congress Street
                                                Boston, Massachusetts  02109
                                                       (800) 225-6704
                                                       (617) 523-3588

                                                SHARES OF BENEFICIAL INTEREST

                                             STATEMENT OF ADDITIONAL INFORMATION



                                                      February 1, 1997


                  This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 1997 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a Prospectus.




                                                  -------------------------

                                                      TABLE OF CONTENTS


THE TRUST.................................................................B-2

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..........................B-2

MANAGEMENT OF THE TRUST...................................................B-3

COMPENSATION OF TRUSTEES..................................................B-5

CUSTODIAN AND INDEPENDENT ACCOUNTANTS.....................................B-5

BROKERAGE.................................................................B-6

PRICE AND NET ASSET VALUE.................................................B-6

SHAREHOLDER PLANS.........................................................B-7

TAX-ADVANTAGED RETIREMENT PLANS...........................................B-8

DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES..................................B-9

ADDITIONAL INFORMATION CONCERNING SHAREHOLDERS' RIGHTS....................B-10

FINANCIAL STATEMENTS                                                      B-12

                                    THE TRUST



         Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

         In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer engaged in continuous operation for less than three years. (4) Purchase real estate or commodities or commodities contracts, but this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities. (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities.
(8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities.
(15) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants. (17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities.

         The above policies do not preclude the purchase of securitized bank loans or the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.


         The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will belimited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 1995 and 1996 the rates of total portfolio turnover were 40.58% and 32.01% respectively. Investment policy or changed circumstancesmay require, in the opinion of the Trustees, an increased rate of such portfolio turnover.



                             MANAGEMENT OF THE TRUST

         The trustees of the Trust are Ernest E. Monrad, Robert B.
Minturn, Jr., Bruce H. Monrad, and C. Earl Russell, all of 50 Congress Street, Boston, Massachusetts, Fred L. Glimp, 1350 Massachusetts Avenue, Cambridge, Massachusetts and J. Murray Howe, One Post Office Square, Boston, Massachusetts. Mr. Ernest E. Monrad is Chairman of the Trustees and is the principal executive and financial officer of the Trust. Messrs. Ernest E. Monrad, Bruce H. Monrad and Minturn are deemed "interested persons" of the Trust under the Investment Company Act of 1940, as amended, because they are Chairman, Vice President, and Clerk of the Trustees, respectively. William A. Oates, Jr., 50 Congress Street, Boston, Massachusetts serves as President of the Trust. Gordon C. Barrett,
50 Congress Street, Boston, Massachusetts serves as Treasurer of the Trust. The principal occupations of each of Messrs. Ernest E. Monrad, Oates, Minturn, Barrett and Bruce H. Monrad for the last five years have been their respective positions with the Trust and, in the case of Mr. Oates, with Northeast Investors Growth Fund. Bruce H. Monrad has been associated with the Trust since July, 1989 and was appointed a Trustee in May, 1993. Ernest E. Monrad is the father of Bruce H. Monrad.

         The Trustees have been elected by the shareholders or appointed by the Trustees to fill vacancies. They have full powers as to the investment of the assets of the Trust, subject to the restrictions and limitations imposed by the Declaration of Trust. The Trust has no investment adviser or management contract.


         ERNEST E. MONRAD is Chairman, Assistant Treasurer and a Trustee of Northeast Investors Growth Fund, Boston, Massachusetts; a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts ; Vice President and a Director of Northeast Investment Management, Inc., Boston, Massachusetts; Vice President and a Director of Furman Lumber, Inc., Billerica, Massachusetts; a Director of The New America High Income Fund, Inc., Boston, Massachusetts; and a Trustee of Century Shares Trust, Boston, Massachusetts. He is 66.

         WILLIAM A. OATES, JR. is President and a Trustee of Northeast Investors Growth Fund, Boston, Massachusetts; President and a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Vice President, Treasurer and a Director of Northeast Investment Management, Inc., Boston, Massachusetts; a Trustee and Treasurer of the Roxbury Latin School, West Roxbury, Massachusetts; a Director of Clifford of Vermont, Inc., Bethel, Vermont, Furman Lumber, Inc., Billerica, Massachusetts and the Horn Corporation, Ayer, Massachusetts; and a Corporator of the Dedham Institute for Savings, Dedham, Massachusetts. He is 54.

         ROBERT B. MINTURN, JR. is Vice President, Clerk and a Trustee of Northeast Investors Growth Fund, Boston, Massachusetts; Vice President, Treasurer, Clerk and a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Vice President, Assistant Treasurer, Clerk and a Director of Northeast Investment Management, Inc., Boston, Massachusetts; and a Trustee, Clerk and Assistant Treasurer of The Boston Home, Inc., Boston, Massachusetts. He is 57.

         BRUCE H. MONRAD is a Vice President of Northeast Investment Management, Inc., Boston, Massachusetts and a Director of Furman Lumber, Inc., Billerica, Massachusetts. He is 34.

         GORDON C. BARRETT is a Vice President of Northeast Investment Management, Inc., Boston, Massachusetts and a Vice President and Treasurer of Northeast Investors Growth Fund. He is 40.

         C. EARL RUSSELL has been engaged in accounting practice since 1932 and continues as an adviser to Russell, Brier & Co., a partnership which he founded in 1934. He is Trustee of Lahey Clinic Foundation, Inc., Burlington, Massachusetts and a Director of the Citizenship Training Group, Inc., Boston, Massachusetts. He is 88.

         FRED L. GLIMP is Special Assistant to the President of Harvard University, Cambridge, Massachusetts and was formerly Vice President for Alumni Affairs and Development of Harvard University. He is 70.

         J. MURRAY HOWE is of counsel to the Boston law firm of Sullivan & Worcester. He also serves as Secretary of Iron Mountain Incorporated, a Director and Clerk of Schooner Capital Corporation, and a Director of Schooner Asset Co., LLC, all of Boston, Massachusetts. He is 76.


         The total number of shares owned beneficially by the Trustees and members of their immediate families on November 27, 1996 was 458,930 shares (.39%).


                            COMPENSATION OF TRUSTEES

         Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued as set forth below under "Price and Net Asset Value". From the total fee of $4,896,339 for the fiscal year ended September 30, 1996, Ernest E. Monrad received $1,913,995 as Chairman of the Trustees, Bruce H. Monrad and Robert B. Minturn, Jr. received $1,357,353 and $210,000 respectively, as Trustees and William A. Oates, Jr. received $1,375,991 as President of the Trust. Each of the Trustees who is not also an officer of the Trust received compensation of $13,000 from the total Trustee's fee. There are arrangements providing for payment from the Trustees' fee of pension benefits upon the death, disability or retirement of the Trustees.



         Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation financial and statistical services for the Trust and such office space as the Trust may require. In addition, the Trustees have in the past, and intend in the future, to spend part of their fee directly for advertising and other promotional expenses.


                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

         The custodian for the Trust is Investors Bank and Trust Company,
89 South Street, Boston, Massachusetts. The custodian maintains custody of the Trust's assets.

         The independent accountants for the Trust are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts. Coopers & Lybrand L.L.P. audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange Commission on Form N-1A and prepares the Trust's federal income and excise tax return.

                                    BROKERAGE

         Decisions to buy and sell securities for the Trust and assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. The Trustees have a policy of not having any dealings as principal or agent with the Trust when they make purchases and sales for the Trust's investment portfolio. The Trust does not effect transactions in portfolio securities through dealers affiliated with any Trustee.

         It is the Trustees' policy to obtain the best security price available, and, in doing so, they will assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Trust. In order to minimize brokerage charges, the Trustees seek to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere.


         During the fiscal year ended September 30, 1996, the Trust engaged in portfolio transactions involving broker-dealers totaling $722,856,573. Of this amount $7,527,580 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $26,380. The remaining $715,328,993 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal year ended September 30, 1995 brokerage commissions paid totaled $66,095; in fiscal 1994 brokerage commissions paid totaled $249,026. All such portfolio transactions completed by the Trust during the year ended September 30, 1996 were carried out with broker-dealers that have provided the Trust with statistics, other information and wire and other services.



                            PRICE AND NET ASSET VALUE

         It is the current policy of the Trustees that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined by the Trustees as of the close of the New York Stock Exchange on each day that the Exchange is open, and is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the Exchange or on a day the Exchange is not open will be the net asset value determined as of the close of the Exchange on the next day on which it is open. The New York Stock Exchange is customarily closed on New Years Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Declaration of Trust requires that the net asset value of the Trust's shares be determined by dividing the value of the Trust's securities, plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Adjustment will be made for fractions of a cent to the next highest cent. The Trust makes no special payment for the daily computation of its net asset value.


                                SHAREHOLDER PLANS

Open Accounts

         Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation on the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering by telephone (maximum of $100,000) or mail from the Trust shares at the then applicable public offering price. Shares held in an Open Account may be redeemed as described in the Prospectus under "Redemption of Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans


        These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment limitation of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum of $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

         An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level; that if he terminates a Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and that the Plan cannot protect him against loss in declining markets.


                         TAX-ADVANTAGED RETIREMENT PLANS

         In addition to regular accounts, the Trust offers the tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust. Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust.

         Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

         Investors Bank and Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

         An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plans.

Prototype Defined Contribution Plan

         The Trust offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

         The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Individual Retirement Account (IRA)

         An individual may open his own Individual Retirement Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible.

403(b) Retirement Account

         Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his or her pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or termination of employment, financial hardship, disability, or death.


                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         The Trust has paid dividends in each quarter since organization. Payments are generally made around the end of February, May, August and November. It is the Trust's policy to distribute net realized capital gains on sales of investments (less any available capital loss carryforward) and such distributions, if any, would be made between October 31 and December 31. See Note D to the Financial Statements for information concerning the amount of the Trust's capital loss carryforwards. A table of payments from net income is
shown in the Prospectus under the caption "Financial Highlights".   Dividends
and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

         The holders of shares are entitled to receive, annually, or more often, dividends in an amount equal approximately to the net income of the Trust (defined in the Declaration of Trust as the gross earnings less the expenses of the Trust) and such other dividends as the Trustees may declare. As the net income fluctuates from year to year, no fixed dividend can be promised.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of one's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year. Such qualification does not involve supervision of management or investment practices or policies.

         A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

         To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carryforward from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

         Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares.

         The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes.


             ADDITIONAL INFORMATION CONCERNING SHAREHOLDERS' RIGHTS

         The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of the Trustees will not be able to elect any Trustee or Trustees.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the obligations of such instruments are not binding upon any of the Trustees or shareholders individually but are binding only upon the Trust's assets. The Trust is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurredby reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


September 30, 1996

Assets

Investments--at market value
   (cost $1,180,402,445)--Note B .......   $1,184,463,376
Cash....................................           6,847
Interest receivable.....................      27,235,978
Receivable for securities sold..........       1,795,991
Receivable for shares of beneficial
   interest sold........................       3,841,265
Receivable for dividends................       1,389,396
Miscellaneous receivable................         298,113
                                              ----------
                  Total Assets..........   1,219,030,966
Liabilities

Payable for securities purchased........      16,318,875
Payable for shares of beneficial
   interest repurchased.................         575,048
Trustee fees payable--Note C.............      1,499,534
Accrued expenses........................         153,602


                  Total Liabilities.....      18,547,059


Net Assets..............................  $1,200,483,907


Net Assets Consist of (Note B):
Capital, at a $1.00 par value...........$    110,229,375
Paid-in surplus.........................   1,100,068,753
Accumulated net investment
   income...............................       1,850,095
Accumulated net realized loss
   on investments.......................     (15,725,247)
Net unrealized appreciation of
   investments..........................       4,060,931

Net Assets, for 110,229,375 shares
   outstanding..........................  $1,200,483,907


Net Asset Value, offering price
   and redemption price per share
   ($1,200,483,907/110,229,375 shares)            $10.90



Investment Income

Interest..................................   $89,984,359
Dividends.................................     3,264,515
Other Income..............................       360,581
                                               ---------
                  Total Income............    93,609,455
Expenses


 Trustee fees--Note C........   $4,896,339
Administrative
   expenses and
   salaries.................       499,334
Interest--Note H.............      262,633
Computer and
   related expenses.........       156,445
Printing, postage
   and stationery...........       142,035
Registration and
   filing fees..............       120,862
Custodian fees..............        87,437
Legal fees..................        82,144
Auditing fees...............        72,660
Other expenses..............        45,937
Insurance...................        13,705

                 Total Expenses ..........     6,379,531
                 Net Investment Income        87,229,924


Realized and Unrealized Gain (Loss).on Investments--Note B:
Net realized gain from investment
   transactions...........................    14,771,550
Change in unrealized depreciation
   of investments.........................    39,213,982
Net Gain on Investments....................   53,985,532
Net Increase in Net Assets Resulting
   from Operations........................  $141,215,456


Increase in Net Assets
From Operations:
   Net investment income................................................ $     87,229,924          $  64,053,984
   Net realized gain from investment transactions.......................       14,771,550              5,772,428
   Change in unrealized depreciation of investments.....................       39,213,982             15,623,321
                                                                             ------------           ------------

        Net Increase in Net Assets Resulting from
        Operations......................................................      141,215,456             85,449,733



Distributions to Shareholders from Net Investment Income................      (87,486,984)           (62,400,122)
   ($.99 and $.96 per share, respectively)

From Net Trust Share Transactions--Note E................................      349,196,435           192,415,946
                                                                             ------------           ------------
        Total Increase in Net Assets....................................       402,924,907           215,465,557


Net Assets:
   Beginning of Period..................................................      797,559,000            582,093,443
                                                                             ------------           ------------
   End of Period (including undistributed net investment
      income of $1,850,095 and $2,090,975, respectively)................   $1,200,483,907           $797,559,000


Schedule of Investments as of September 30, 1996

Corporate Bonds--

                                                                                                  Market
Name of Issuer                                                                    Principal       Value  (Note B)


Aerospace--.69%
     Coltec Industries Senior Sub. Notes, 10.25%, 4/01/02....................     3,000,000   $   3,112,500
     Coltec Industries Senior Notes, 9.75%, 11/01/99.........................     5,000,000       5,175,000
                                                                                                  8,287,500
Apparel--3.33%
     JPS Textile Group, Inc. Sen. Sub. Disc. Notes, 10.25%, 6/01/99~.             6,143,000       3,685,800
     JPS Textile Group, Inc. Sen. Sub. Disc. Notes, 10.85%, 6/01/99~.........    14,592,000       8,755,200
     JPStevens Debentures, 9%, 3/01/17^......................................    12,671,000      12,322,547
     Samsonite Corp. Senior Sub. Notes, 11.125%, 7/15/05.....................     4,000,000       4,240,000
     United States Leather, Inc. Senior Notes, 10.25%, 7/31/03^..............    13,500,000      10,935,000
                                                                                                 39,938,547

Automotive Products--.91%
     SPX Corporation Senior Sub. Notes, 11.75%, 6/01/02......................    10,000,000      10,975,000





Banks--.16%
     Guardian Savings & Loan Sub. Cap. Deb., 12.625%, 1/15/02~>..............     1,000,000      1,970,000




Building & Construction--1.07%
     Associated Materials Senior Sub. Deb. Notes, 11.5%, 8/15/03^............     6,200,000       5,921,000
     Georgia Marble Co. Sub. Notes, 17%, 1/01/96~............................     1,500,000       1,094,700
     Nortek, Inc. Senior Sub. Notes, 9.875%, 3/01/04^........................     5,950,000       5,771,500
                                                                                                 12,787,200

Chemicals--5.00%
     Indspec Chemical Corp. Sen. Disc. Notes, 0/11.5%, 12/01/03#^............    15,869,000      14,123,410
     NL Industries Senior Disc. Notes, 0/13%, 10/15/05#^.....................    17,460,000      14,710,050
     Pioneer Americas Acq. Senior Notes, 13.375%, 4/01/05....................    12,500,000      13,750,000
     Plastic Specialties &Technologies Sen. Notes, 11.25%, 12/01/03^.........    12,000,000      11,790,000
     Uniroyal Technology Senior Notes, 11.75%, 6/01/03.......................     6,045,000       5,621,850
                                                                                                 59,995,310

Computer Software & Services--2.17%
     Unisys Corporation Notes, 15%, 7/01/97..................................    16,751,000      17,714,182
     Unisys Corporation Senior Notes, 12%, 4/15/03...........................     8,000,000       8,280,000
                                                                                                 25,994,182


Corporate Bonds--continued
                                                                                                  Market
Name of Issuer                                                                    Principal       Value  (Note B)
Conglomerate--1.27%
     Jordan Industries Senior Sub. Disc. Notes, 0/11.75%, 8/01/05#^..........    13,440,000    $  9,945,600
     Jordan Industries Senior Notes, 10.375%, 8/01/03........................     5,550,000       5,355,750
                                                                                                 15,301,350
Cosmetics--.03%
     Revlon Consumer Products Corp. Deb., 10.875%, 7/15/10...................       400,000         413,500


Drug Stores--.56%
     Thrifty Payless Senior Sub. Notes, 12.25%, 4/15/04......................     6,000,000       6,690,000


Electronics--.27%
     Amphenol Corp. Senior Sub. Notes, 12.75%, 12/15/02......................     2,940,000       3,241,350


Food & Beverage-- 2.33%
     Envirodyne Industries, Inc. Senior Notes, 10.25%, 12/01/01^.............    20,395,000      18,559,450
     Great American Cookie Senior Sec. Notes, 10.875%, 1/15/01...............     3,500,000       2,940,000
     Specialty Foods Senior Notes, 10.25%, 8/15/01...........................     7,000,000       6,440,000
                                                                                                 27,939,450

Food Service--.90%
     SCInternational Service, Inc. Senior Sub. Notes, 13%, 10/01/05..........    10,000,000      10,800,000



Furniture--.95%
     Lifestyle Furnishings Intl. Ltd. Sen. Sub. Notes, 10.875%, 8/01/06......    11,000,000      11,385,000


Gaming--14.48%
     Alliance Gaming Corp. Senior Notes, 12.875%, 6/30/03^...................     4,000,000       4,140,000
     Aztar Corp. Senior Sub. Notes, 11%, 10/01/02............................     3,652,000       3,652,000
     Aztar Corp. Senior Sub. Notes, 13.75%, 10/01/04^........................    21,548,000      24,349,240
     Bally's Casino Holdings Senior Discount Notes, 0%, 6/15/98^.............     6,750,000       5,990,625
     Bally's Grand First Mortgage Notes, 10.375%, 12/15/03^..................    10,550,000      11,657,750
     Coast Hotels &CasinoFirst Mortgage Notes, 13%, 12/15/02.................    10,000,000      10,825,000
     Eldorado Resorts Senior Sub. Notes, 10.5%, 8/15/06^.....................     1,500,000       1,552,500
     GB Property Funding Corp. Mortgage Notes, 10.875%, 1/15/04^.............    17,350,000      15,094,500
     Harrahs Operating, Inc. Senior Sub. Notes, 8.75%, 3/15/00...............     5,000,000       5,050,000
     Harrahs Operating, Inc. Senior Sub. Notes, 10.875%, 4/15/02.............     2,115,000       2,247,187



Corporate Bonds--continued

                                                                                                  Market
Name of Issuer                                                                    Principal       Value  (Note B)
     MGMGrand Hotels First Mortgage Notes, 11.75%, 5/01/99...................     20,445,000  $  21,441,694
     MGMGrand Hotels First Mortgage Notes, 12%, 5/01/02......................     31,667,000     34,358,695
     Resorts International Mortgage Notes, 11%, 9/15/03......................      3,204,000      3,300,120
     Showboat, Inc. Senior Sub. Notes, 13%, 8/01/09..........................        900,000      1,021,500
     Trump Atlantic City First Mortgage Notes, 11.25%, 5/01/06...............     15,000,000     14,775,000
     Trump Plaza Funding First Mortgage Notes, 10.875%, 6/15/01..............     13,000,000     14,430,000
                                                                                                173,885,811


Grocery Stores--8.84%
     Fleming Co., Inc. Medium Term Notes, 5.77%, 8/06/98.....................     3,000,000       2,760,000
     Fleming Co., Inc. Floating Sen. Notes, Libor + 2.25%, 12/15/01^.........     7,300,000       6,296,250
     Food 4 Less Holdings Debentures, 0/13.625%, 7/15/05#....................    29,000,000      15,370,000
     Grand Union Company Senior Notes, 12%, 9/01/04..........................    19,500,000      19,695,000
     Kash N Karry Food Stores, Inc. Senior Notes, 11.5%, 2/01/03.............     3,560,068       3,595,669
     Kash N Karry Food Stores, Inc. Sen. Notes, Libor + 2%, 2/01/03..........    11,288,006      10,046,325
     P&C Food Market Senior Notes, 11.5%, 10/15/01^..............                21,500,000      19,296,250
     Ralph's Grocery Senior Notes, 10.45%, 6/15/04................                2,000,000       2,027,500
     Ralph's Grocery Senior Notes, 10.45%, 6/15/04...........................     3,000,000       3,041,250
     Ralph's Grocery Senior Sub. Notes, 11%, 6/15/05.........................     8,000,000       8,000,000
     Smith's Food &Drug Centers Senior Sub. Notes, 11.25%, 5/15/07...........    15,000,000      15,937,500
     Victory Markets, Inc. Sub. Notes, 12.5%, 3/15/00~.......................     2,000,000           5,000
                                                                                                106,070,744


Insurance--.64%
     First Capital Holdings Senior Sub. Notes, 13%, 5/15/99~.................     4,932,000          36,990
     Leucadia National Corp. Conv. Debentures, 5.25%, 2/01/03^...............     6,975,000       7,044,750
     Leucadia National Corp. Sen. Sub. Notes, 10.375%, 6/15/02...............       575,000         615,250
                                                                                                  7,696,990


Metals & Mining--.18%
     Kaiser Aluminum Chemical Corp. Sub. Notes, 12.75%, 2/01/03..............     2,000,000       2,170,000

Packaging & Container--7.20%
     Florida Coast Paper Co. First Mort. Notes, 12.75%, 6/01/03^.............     2,000,000       2,155,000
     Four M Corporation Senior Notes, 12%, 6/01/06^..........................     1,500,000       1,590,000
     Gaylord Container Corp. Senior Sub. Notes, 12.75%, 5/15/05^.............    19,000,000      20,852,500
     Owens-Illinois, Inc. Senior Sub. Notes, 10.25%, 4/01/99.................     2,240,000       2,282,000
     Packaging Resources, Inc. Senior Notes, 11.625%, 5/01/03................     8,800,000       9,064,000
     Stone Container Corp. Conv. Sen. Sub. Notes, 8.875%, 7/15/00 ...........     3,000,000       4,443,750
     Stone Container Corp. Senior Notes, 11.875%, 8/01/16....................    25,000,000      25,437,500
     Stone Container Corp. Senior Notes, 11.5%, 8/15/06......................    20,000,000      20,600,000
                                                                                                 86,424,750


Corporate Bonds--continued                                                                          Market
Name of Issuer                                                                    Principal         Value  (Note B)
Paper & Forest Products--1.95%
     MAXXAM Group, Inc. Senior Disc. Notes, 0/12.25%, 8/01/03#^..............    30,000,000  $   21,825,000
     MAXXAM, Inc. Senior Sub. Deb., 12.5%, 12/15/99..........................     1,408,000       1,450,240
     WTDIndustries, Inc. Senior Sub. Deb., 8%, 6/30/05.......................       340,900         170,450
                                                                                                 23,445,690

Petroleum & Drilling-- 1.07%
     Harcor Energy Senior Notes, 14.875%, 7/15/02............................     4,000,000       4,530,000
     Mesa Operating Co. Sen. Sub. Notes, 0/11.625%, 7/01/06#.................     5,500,000       3,520,000
     Triton Energy Senior Sub. Notes, 0%, 11/01/97...........................     5,150,000       4,738,000
                                                                                                 12,788,000


Publishing & Printing-- 1.68%
     American Pad &Paper Senior Sub. Notes, 13%, 11/15/05....................    17,555,000      20,144,363


Real Estate--1.88%
     Olympia & York Maiden Lane Sec. Notes, 10.375%, 12/31/95~...............    19,535,000       6,055,850
     Rockefeller Center Properties Conv. Deb., 0%, 12/31/00..................    27,700,000      16,481,500
                                                                                                 22,537,350

Recreation--2.68%
     Genmar Holdings, Inc. Senior Sub. Notes, 13.5%, 7/15/01.................    18,000,000      17,190,000
     Marvel Holdings Sen. Sec. Disc. Notes, Series B, 0%, 4/15/98^...........     5,000,000       3,962,500
     Outboard Marine Corp. Debentures, 9.125%, 4/15/17^......................     9,750,000       8,872,500
     Royal Caribbean Cruises Sen. Sub. Notes, 11.375%, 5/15/02...............     2,025,000       2,171,813
                                                                                                 32,196,813

Retail--4.15%
     Bradlees, Inc. Senior Sub. Notes, 11%, 8/01/02~.........................     2,000,000         190,000
     Bradlees, Inc. Senior Sub. Notes, 9.25%, 3/01/03~.......................    15,455,000       1,275,038
     Cole National Group, Inc. Senior Notes, 11.25%, 10/01/01................     8,150,000       8,659,375
     Color Tile, Inc. Senior Notes, 10.75%, 12/15/01~........................    21,000,000       1,312,500
     Eyecare Centers of America, Inc. Senior Notes, 12%, 10/01/03............     7,000,000       7,448,000
     Kay Jewelers, Inc. Debentures, 12.875%, 8/01/99.........................     1,500,000       1,500,000
     McCrory Corp. Sub. Debentures, 9.75%, 9/15/08~..........................     1,251,000          37,530
     National Convenience Stores, Inc. Sec. Notes, 9.5%, 6/30/03.............    12,065,297      12,668,562
     Orion Stores Secured Notes, 12.75%, 10/01/98............................     5,694,868       5,894,188
     Speedy Muffler King, Inc. Senior Notes, 10.875%, 10/01/06...............     1,500,000       1,545,000
     Town & Country Corp. Senior Sec. Notes, 11.5%, 9/15/97..................     1,992,000       1,852,560
     Town & Country Corp. Senior Sub. Notes, 13%, 5/31/98....................     7,434,949       6,319,707
     Wherehouse Entertainment Senior Sub. Notes, 13%, 8/01/02~...............  15,500,000         1,123,750
                                                                                                 49,826,210


Corporate Bonds--continued                                                                     Market
                                                                                  Principal    Value  (Note B)
Retail Food Chains--3.54%
     American Restaurant Group Senior Notes, 13%, 9/15/98....................     7,414,143   $   6,895,153
     American Restaurant Group Senior Notes, 13%, 9/15/98....................     4,396,200       3,956,580
     Family Restaurants Senior Notes, 9.75%, 2/01/02.........................    18,000,000      11,340,000
     Flagstar Corporation Senior Notes, 10.875%, 12/01/02....................    14,200,000      12,531,500
     Flagstar Corporation Senior Notes, 10.75%, 9/15/01......................     8,750,000       7,765,625
                                                                                                 42,488,858

Tobacco & Distilling--.08%
     MacAndrews & Forbes Co. Sen. Sub. Notes, 11.875%, 11/15/02..............     1,000,000       1,080,000


Transportation--1.04%
     Central Transport Rental Group Notes, 9.5%, 4/30/03.....................     8,440,250       7,870,533
     Continental Airlines, Inc., 12.5%, 4/15/99~@............................     1,400,000          14,000
     Continental Airlines, Inc., 11%, 3/15/95~@..............................     1,000,000           7,500
     International Airline Support Group, Inc. Conv., 8%, 8/31/03*~@.........     1,000,000         400,000
     Moran Transportation Co. Mortgage Notes, 11.75%, 7/15/04^...............     4,000,000       4,200,000
                                                                                                 12,492,033

Miscellaneous--4.37%
     Acadia Partners L.P. Sub. Notes, 13%, 10/01/97..........................     14,000,000     14,560,000
     Darling International Senior Sub. Notes, 11%, 7/15/00^..................     12,195,000     12,073,050
     Hines Horticulture Senior Sub. Notes, 11.75%, 10/15/05..................      3,000,000      3,120,000
     Iron Mountain, Inc. Senior Sub. Notes, 10.125%, 10/01/06................      2,500,000      2,546,875
     Mosler, Inc. Senior Notes, 11%, 4/15/03.................................     10,340,000      9,099,200
     Pope, Evans & Robbins, Inc., 7%, 5/15/98~@..............................      1,116,669            112
     Specialty Equipment Senior Sub. Notes, 11.375%, 12/01/03................      6,370,000      6,831,825
     Tokheim Corporation Senior Sub. Notes, 11.5%, 8/01/06...................      4,000,000      4,180,000
                                                                                                 52,411,062
                  Total Corporate Bonds--73.42% (cost--$921,185,986)                            881,377,063



 Foreign Bonds--


Foreign-- 4.52%
     Argentina Floating Rate Notes, Libor + .8125%, 3/31/05..................        34,646,535    29,059,781
     Republic of Brazil Discount FRN, Libor +.8125%, 4/15/24.................        33,000,000    25,245,000
                   Total Foreign Bonds--4.52% (cost--$45,578,975)                                  54,304,781



Stocks--                                                                           Number of       Market
Name of Issuer                                                                       Shares        Value (NoteB)
Common Stocks--14.08%
     American Building Co.+..................................................         8,807  $      233,386
     Bankers Trust NY^.......................................................       300,000      23,587,500
     Central Transport Rental Group+.........................................     4,111,586       1,413,358
     Chubb Corp.^............................................................       500,000      23,000,000
     Cole National Corp. Class A+ ...........................................        48,000       1,110,000
     C R Anthony Company+....................................................       338,142       1,394,836
     Crompton &Knowles Corp.+................................................       206,724       3,385,106
     Darling International, Inc.+............................................       248,510       6,771,897
     Gaylord Container Corp.+................................................     1,243,799       9,173,018
     Grand Union Co.+........................................................       167,904       1,070,388
     Homeland Stores Holdings Corp A+@.......................................       822,672           8,227
     Houlihan's Restaurant Group+............................................       471,386       3,299,702
     J P Morgan & Co.^.......................................................       100,000       8,887,500
     JPSTextile Group, Inc., Class A@~.......................................        48,878          48,878
     Kash N Karry Food Stores, Inc.x+........................................       184,074       4,521,318
     Little Switzerland, Inc.+...............................................       273,659       1,180,154
     MAXXAM, Inc.+...........................................................       200,000       8,850,000
     Mesa, Inc.+.............................................................       128,592         530,442
     NL Industries...........................................................       180,000       1,890,000
     Pope, Evans & Robbins, Inc. @~..........................................       316,575               3
     Smith's Food & Drug Centers Class B+....................................        12,047         319,245
     Specialty Equipment Co. +...............................................       400,000       5,300,000
     Telemundo Group, Inc.+..................................................       244,660       8,379,605
     Town & Country Corp. Class A+...........................................     1,079,455         944,523
     Triton Group, LTD ......................................................       559,966         384,976
     Vons Company, Inc.+^....................................................       600,000      25,725,000
     Walter Industries, Inc.+................................................       466,365       6,004,449
     WestPoint Stevens, Inc.+^...............................................       635,000      18,018,125
     WPS Investors LP+@......................................................       200,000       3,622,000
                              Total Common Stocks--14.08%  (cost--$138,113,462)                 169,053,636


Preferred Stocks--2.82%
     Alliance Gaming Corp.Series B, 15%......................................         5,000         470,625
     Mesa, Inc. Conv. Series A, 8%...........................................       128,022         640,110
     TimeWarner, Inc. Series K, 10.25%.......................................        30,668      32,201,400
     Town & Country Corp. Conv., 6%..........................................       295,067         516,367
                              Total Preferred Stocks--2.82% (cost--$32,316,895)                  33,828,502




                                                                                  Number of
                                                                            Shares or Units
Warrants and Units--1.50%+
     Cookies USA, Inc. Warrants..............................................           630          15,750
     Eyecare Center Corp. Warrants...........................................         6,500           6,500
     Federated Dept. Stores C Warrants.......................................       225,869       2,061,055
     Federated Dept. Stores D Warrants.......................................       290,771       2,725,978
     Gaylord Container Warrants..............................................       814,218       6,920,853
     Harcor Energy Inc.......................................................        88,000         102,080
     International Airline Support Group, Inc. Warrants*+....................        92,677             927
     Jewel Recovery L P Units+...............................................       257,072           2,571
     Reliance Group, Inc. Warrants...........................................        38,067          76,134
     Sam Houston Race Park Inc. Warrants+....................................         6,000              60
     UGI Corp. Warrants......................................................        42,499          10,625
 ....................................Total Warrants,  and Units--1.49% (cost--$)                  11,922,533


Repurchase Agreement--3.24%
     Investors Bank &Trust Repurchase Agreement, 5.3%, due 10/1/96...........        $38,868,330  38,868,330
                       Total Repurchase Agreement--3.24% (cost--$38,868,330)**                    38,868,330

                       Total Investments--98.67% (cost--$1,180,402,445)                       $1,184,463,376

     ** Acquired on September 30, 1996.  Collateralized by $40,812,147 of various U.S.Government mortgage-backed securities, due through 6/01/26.  The maturity value is $38,874,052.  As an operating policy, the Trust, through the custodian bank, secures receipt
     of adequate collateral supporting repurchase agreements.--(see Note I).




~ Non-income producing security due to default or bankruptcy filing + Non-income producing security @ Securities valued in good faith (See Note B)
#    Represents a zero coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments
     represents the maturity date of the security and not the date of coupon conversion.
^    Pledged to collateralize short-term borrowings (See Note H)
>    Security trades with accrued interest in the price.
*    Restricted  security--represents  ownership  in a security  whose resale is restricted or a private placement  investment which has not been registered with the  Securities  and Exchange  Commission  under the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration  or if the securities  are registered for resale.


Information concerning   restricted   security  holdings  (excluding  144A
issues)  at September 30, 1996 is as follows:


Security                                                         Date Acquired       Cost       Market Value      % of Net Assets
-----------------------------------------------------------------------------------------------------------------------------------

 International Airline Support Group, Inc. Conv., 8%, 8/31/03       9/23/93         $1,000,000    $400,000         .03%

Federal Tax Information: At September 30, 1996, the aggregate cost of investment securities for income tax purposes was $1,180,501,185. Net unrealized appreciation aggregated $3,962,191 of which $101,283,353 related to appreciated investment securities and $97,321,162 related to depreciated investment securities.

Note A-Organization
     Northeast Investors Trust (the Trust), a diversified open-end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended.
Note B-Significant Accounting Policies
     Significant accounting policies of the Trust are as follows:
     Valuation of Investments: Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations  furnished  by a  pricing  service  that uses  both  dealer  supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities.
     Federal Income Taxes: The Trust does not provide for federal income taxes as it is the policy of the Trust to distribute its taxable income for each year in taxable dividends so as to qualify as a regulated investment company under the Internal Revenue Code.
     State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.
     Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to thenext higher cent.
     Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in surplus. The Trust's distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount, is accrued as earned. Original issue discount on bonds and step-up bonds is accreted according to the effective-yield method. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK);
interest on such securities is recorded on the accrual basis by means of the effective-yield method.
       Security Transactions: Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Note C-Trustees' Compensation
     Trustees' compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees'compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust.
Note D-Capital Loss Carryforward
     At September 30, 1996, the Trust had $ 15,626,506 in accumulated net realized losses on sales of investments available to be carried forward to offset future net realized gains on sales of investments. To the extent that such carryforwards are utilized by the Trust, no capital gains distributions
will  be  made.   The   carryforwards   expire   as   follows:   September   30,
1998-$9,909,289,    September    30,    1999-$3,468,054    and   September   30,
2002-$2,249,163.

Note E-Shares of Beneficial Interest
     At September 30, 1996, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:


                                                               Year Ended                     Year Ended
                                                               September 30, 1996             September 30, 1995
                                                          ----------------------------   ----------------------------
                                                             Shares         Amount           Shares        Amount
                                                          ------------   -------------   ------------   -------------
Shares sold.............................................    60,008,485    $631,430,398     43,866,307    $438,670,192
Shares issued to shareholders in reinvestment of
    distributions from net investment income............     5,469,554      56,729,325      4,021,531      39,999,108
                                                          ------------   -------------   ------------   -------------
                                                            65,478,039     688,159,723     47,887,838     478,669,300
Shares repurchased......................................   (32,457,819)   (338,963,288)   (28,827,071)   (286,253,354)
                                                          ------------   -------------   ------------   -------------
   Net Increase.........................................    33,020,220    $349,196,435     19,060,767    $192,415,946
                                                          ============   =============   ============   =============

Note F-Purchases and Sales of Investments
     Purchases and sales of securities, other than short-term securities, aggregated $574,952,436 and $285,836,712, respectively, for the period ended September 30, 1996.

Note G-Security Lending
     During the period, the Trust loaned a security to a certain broker-dealer who paid the fund a negotiated lenders fee. The fee is included in interest income. The Trust received U.S. Treasury obligations and/or cash as collateral against the loaned security, in an amount at least equal to 102% of the market value of the loaned security. At period end, no securities were on loan. Note H-Short-term Borrowings Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At September 30, 1996 the Trust has unused lines of credit amounting to $130,000,000. The committed lines of credit may be terminated at the banks' option at their annual renewal dates.
    The following information relates to aggregate short-term borrowings for the year ended September 30, 1996:

Maximum amount outstanding at any month end.....................      $3,934,000
Average amount outstanding (total of daily outstanding principal balances divided by number of days with debt outstanding during the period)... $8,331,405
Average interest rate ...............................................     6.80%

Interest expense includes commitment fees of $197,166. Under the most restrictive arrangement, the Trust must pledge to the banks securities having a market value equal to or greater than 200% of the total bank borrowings. Securities with principal amounts and market values aggregating $217,446,000 and $272,247,623, respectively, have been pledged to collateralize short-term borrowings. Note I-Repurchase Agreement
     On a daily basis, the Trust invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

To the Shareholders and Trustees of
   Northeast Investors Trust


   We have audited the accompanying statement of assets and liabilities of Northeast Investors Trust, including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, and the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 1987 through 1992, presented herein, were audited by other auditors whose report dated October 30, 1992, expressed an unqualified opinion on such financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust as of September 30, 1996, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.







                                                  COOPERS & LYBRAND L.L.P.

   Boston, Massachusetts

   November 1, 1996

PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a) The following financial statements and related information are included in the Statement of Additional Information:

1.       Statement of Assets and Liabilities as of September 30, 1996.

2.       Statement of Operations for the year ended September 30, 1996.

3. Statement of Changes in Net Assets for each of the two years in the period ended September 30, 1996.

4.       Schedule of Investments as of September 30, 1996.

5.       Notes to financial statements for the year ended September 30, 1996.

6.       Report of Coopers & Lybrand L.L.P., Independent Accountants.

         In addition, the Consent of Independent Accountants is included in Part C.

         (b)      The following exhibits are incorporated by reference herein.

         (1)      Exhibit 1 --              Restated Agreement and Declaration
                                            of Trust as amended through February
                                            9, 1987 (incorporated by reference
                                            from Post-Effective Amendment No. 57
                                            to this Registration Statement)

         (2)      Not Applicable

         (3)      Not Applicable

         (4)      Exhibit 4 --              Form of Certificate representing
                                            shares of beneficial interest
                                            (incorporated by reference from Post
                                             -Effective Amendment No. 48 to this
                                             Registration Statement)

         (5)      Not Applicable

         (6)      Not Applicable

         (7)      Not Applicable

         (8)      Exhibit 8 --              Custodian Agreement (incorporated
                                            by reference from Post-Effective
                                            Amendment No.48 to this Registration
                                            Statement)

         (9)      Not Applicable

         (10)     Not Applicable

         (11)     Not Applicable

         (12)     Not Applicable

         (13)     Not Applicable

         (14)     Exhibit 14.1 --   IRA Custodial Account Agreement(incorporated
                                    by reference from Post-Effective Amendment
                                    No. 57 to this Registration Statement)

                  Exhibit 14.2 --   Prototype Defined Contribution Plan and
                                    Trust (incorporated by reference from
                                    Post-Effective Amendment No. 55 to this
                                    Registration Statement)

                  Exhibit 14.3 --   Model of 403(b) Retirement Account
                                    (incorporated by reference from
                                    Post-Effective Amendment No. 48 to this
                                    Registration Statement)

         (15)     Not Applicable

Item 25. Persons Controlled by or Under Common Control With Registrant

         Not Applicable

Item 26. Number of Holders of Securities

         The number of record holders of each class of securities of the Registrant as of September 30, 1996 is as follows:

                        (1)                                        (2)
                  Title of Class                        Number of Record Holders

         Shares of Beneficial Interest                                24,631

Item 27. Indemnification

         Registrant's Declaration of Trust contains the following provision:

         "Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgments or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the existence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropriate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law."

         The Registrant has been advised that in the opinion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant's Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an officer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Not Applicable

Item 29. Principal Underwriters

         Not Applicable

Item 30. Location of Accounts and Records

         Accounts,  books and  other  documents  required  to be  maintained  by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 50 Congress Street, Boston, Massachusetts.

Item 31. Management Services

         None

Item 32. Undertakings

                  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

Coopers                           Coopers & Lybrand L.L.P.
&Lybrand
                                  a professional services firm

                     CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees of
     Northeast Investors Trust

        We consent to the inclusion in Post-Effective Amendment No. 66 to the Registration Statement of Northeast Investors Trust on Form N-1A (Securities Act of 1933 File No. 2-11318) of our report dated November 1, 1996 on our audit of the financial statements and the financial highlights of Northeast Investors Trust for the year ended September 30, 1996. We also consent to the reference to our firm under the captions "Financial Highlights" and "Independent Accountants" in the Registration Statement.



                                                             Coopers  &  Lybrand
L.L.P.


Boston, Massachusetts
January 27, 1997

                                          SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 27th day of January, 1997. Registrant represents that this amendment meets the requirements for filing under Rule 485(b).

                                          NORTHEAST INVESTORS TRUST



                                          By     s/Ernest E. Monrad
                                          Ernest E. Monrad, Trustee

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                         Date

s/Ernest E. Monrad            Trustee and person            January 27, 1997
Ernest E. Monrad              performing functions
                              of principal executive
                              officer and principal
                              financial and accounting
                              officer


s/Bruce H. Monrad             Trustee                       January 27, 1997
Bruce H. Monrad


s/Robert B. Minturn, Jr.      Trustee                       January 27, 1997
Robert B. Minturn, Jr.


                              Trustee                       January 27, 1997
C. Earl Russell


                              Trustee                        January 27, 1997
Fred L. Glimp


s/J. Murray Howe              Trustee                        January 27, 1997
J. Murray Howe